UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     December 14, 2001
                                                --------------------------------

J.P. Morgan Chase Commercial Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 2001, relating to the J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1)

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             (Exact name of registrant as specified in its charter)





        New York                   333-70246                13-3789046
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(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)           Identification No.)

                  270 Park Avenue
                  New York, New York                              10167
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                  (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code      (212) 834-9280
                                                  ------------------------------


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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1. On December 14, 2001, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Midland Loan Services, Inc., as servicer, Midland Loan Services, Inc., as special servicer, Wells Fargo Bank Minnesota, N.A., as trustee, and LaSalle Bank National Association, as paying agent, of J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates, Series 2001-C1 (the "Certificates"), issued in twenty-three classes. The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates, with an aggregate scheduled principal balance as of December 14, 2001 of $915,270,000 were sold to J.P. Morgan Securities Inc., PNC Capital Markets, Inc., ABN AMRO Incorporated and Deutsche Banc Alex. Brown Inc. (collectively, the "Underwriters"), pursuant to an Underwriting Agreement, dated as of December 4, 2001, by and among the Company and the Underwriters.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                               Description
-----------                               -----------

(EX-4) Pooling and Servicing Agreement, dated as of December 1, 2001, among J.P. Morgan Chase Commercial Mortgage Securities Corp., Midland Loan Services, Inc., Wells Fargo Bank Minnesota, N.A. and LaSalle Bank National Association.

SIGNATURES
----------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 21, 2001


                                       J.P. MORGAN CHASE COMMERCIAL
                                       MORTGAGE SECURITIES CORP.


                                       By:  /s/ Dennis Schuh
                                          ------------------------------------
                                           Name:   Dennis Schuh
                                           Title:  Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------

(EX-4)                  Pooling and Servicing Agreement,               E
                        dated as of December 1, 2001,
                        among J.P. Morgan Chase Commercial
                        Mortgage Securities Corp., Midland
                        Loan Services, Inc., Wells Fargo
                        Bank Minnesota, N.A. and LaSalle
                        Bank National Association.

                                    Exhibit 4